UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2010

Accenture SCA

(Exact name of Registrant as specified in its charter)

Luxembourg	000-49713	98-0351796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

46A, Avenue J.F. Kennedy

L-1855 Luxembourg

(Address of principal executive offices)

Registrant’s telephone number, including area code: (352) 26 42 35 00

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)         On February 4, 2010, Accenture plc (“Accenture”), the general partner of Accenture SCA, held its 2010 annual general meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, Accenture’s shareholders approved the Accenture plc 2010 Share Incentive Plan (the “2010 SIP”) and the Accenture plc 2010 Employee Share Purchase Plan (the “2010 ESPP”), both of which the Board of Directors of Accenture approved on December 10, 2009, subject to the approval of Accenture’s shareholders.

The 2010 SIP is similar to the current Accenture 2001 Share Incentive Plan (the “2001 SIP”), but with updates to plan provisions generally intended to reflect changes in tax and accounting rules. No new grants will be made under the 2001 SIP.

The 2010 ESPP is similar to the current Accenture 2001 Employee Share Purchase Plan (the “2001 ESPP”), but with updates to plan provisions generally intended to reflect changes in tax and accounting rules and to update the terms under which shares may be offered for purchase under the plan. The share issuance in May 2010 for the current offering period will be satisfied under the 2001 ESPP. No new purchase offers will be made under the 2001 ESPP and no new shares will be issued under the 2001 ESPP following the May 2010 issuance.

The material features of each of the plans are described in Accenture’s definitive Proxy Statement for the Annual Meeting filed on December 21, 2009 (the “Proxy Statement”), and the descriptions of each of the plans are incorporated herein by reference. The above descriptions of the 2010 SIP and the 2010 ESPP are qualified in their entirety by reference to the copies of such documents found as annexes to the Proxy Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Accenture plc 2010 Share Incentive Plan, filed as Annex A of the definitive Proxy Statement of Accenture plc on Schedule 14A filed on December 21, 2009 (the “Proxy Statement”), is incorporated herein by reference

10.2	Accenture plc 2010 Employee Share Purchase Plan, filed as Annex B of the Proxy Statement, is incorporated herein by reference

99.1	The section entitled “Proposal No. 3 – Approval of Accenture plc 2010 Share Incentive Plan” of the Proxy Statement is incorporated herein by reference to the Proxy Statement

99.2	The section entitled “Proposal No. 4 – Approval of Accenture plc 2010 Employee Share Purchase Plan” of the Proxy Statement is incorporated herein by reference to the Proxy Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 4, 2010	ACCENTURE SCA, represented by its general partner, Accenture plc, itself represented by its duly authorized signatory

/s/ Douglas G. Scrivner
Name: Douglas G. Scrivner